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                              RSI RETIREMENT TRUST
                        SUPPLEMENT DATED APRIL 28, 2000
                      TO PROSPECTUS DATED JANUARY 28, 2000

    At the Annual Meeting of Unitholders held on April 28, 2000, unitholders approved an amendment to the investment management agreement with respect to the Value Equity Fund, effective May 1, 2000. The amended agreement raised the minimum rate of advisory fee from .30% to .40% and raised the breakpoints (net assets under management) at which the fee is stepped down from the maximum .60% to the minimum .40%.

    At a meeting held on March 26, 2000, the Board of Trustees of RSI Retirement Trust modified the market capitalization guidelines for the Emerging Growth Equity Fund, raising the upper capitalization limit from $1 billion to $1.5 billion and modifying the restriction on investment holdings in companies with market capitalizations greater than $2 billion (occurring as a result of price appreciation).

    As a result of these modifications, the first three sentences of the first paragraph on page 3 of the Prospectus are restated to read as follows:

        THE EMERGING GROWTH EQUITY FUND will select securities of companies that its investment manager expects to experience rapid earnings growth in the next few years. Such companies may include: newer companies that are able to identify and service a market niche; more mature companies that restructure their operations or develop a new product or service that enhances the company's sales and profit growth potential; and small to medium-sized companies (I.E., companies with market capitalizations from $50 million to $1.5 billion at time of purchase) that, because of successful market penetration, expect to experience accelerating revenue and earnings growth. The average dollar-weighted position of the Fund will ordinarily be not greater than the average dollar-weighted position of the Russell 2000 Growth Index over time.